Exhibit 99.1

AMCI Acquisition Corp. Enters Into a Non-Binding Letter of Intent to Acquire Next Generation Fuel Cell Technology Company

New York – September 22, 2020 – On July 31, 2020, AMCI Acquisition Corp. (NASDAQ: AMCI)(the “Company”) entered into a non-binding letter of intent (the “Letter of Intent”) with an innovation-driven, high-growth, fuel cell technology company (the “Target”) for an initial business combination.

The Target is developing fuel cell technology that the Company believes will be a key to unlocking the hydrogen economy. The Company will seek to advance the development and manufacturing of the Target’s critical components for a diversified range of high-growth new energy markets, including transportation, off-grid, aviation, and the hydrogen economy, to respond to significant and immediate market opportunities.

The Target is led by an experienced management team that expects to deliver innovative technology through partnerships with internationally recognized research centers. The Company’s management team believes the Target is an attractive investment opportunity given the Target’s next generation fuel cell technology, which the Company believes will be an essential component needed to unlock the hydrogen economy and increase investor demand for the acceleration of decarbonization.

William Hunter, the Company’s Chief Executive Officer, said “The Target is a highly innovative player in the rapidly expanding next generation fuel technology space. We expect that this acquisition will allow us to drive significant value creation by participating in such an exciting and high demand sector.”

Completion of the transaction is subject to, among other matters, the completion of due diligence, the negotiation of a definitive agreement providing for the transaction, satisfaction of the conditions negotiated therein and approval of the transaction by the Company's stockholders. Accordingly, there can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated.

About AMCI Acquisition Corp.

AMCI Acquisition Corp. (NASDAQ: AMCI) is a blank check company incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses in the global natural resources and related industries. AMCI consummated its initial public offering on the Nasdaq Capital Market in November 2018.

Forward-Looking Statements

Certain statements made in this press release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from the Company’s expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the terms of the Letter of Intent not hereafter being reflected in a definitive agreement; the ability of the Company to meet Nasdaq listing standards following the transaction and in connection with the consummation thereof; the inability to complete the transactions contemplated by the Letter of Intent and any definitive agreement entered into by the parties due to the failure to obtain approval of the stockholders of the Company or other reasons; the failure to obtain the necessary financing for the transaction; the failure to meet projected development and production targets; costs related to the proposed transaction; changes in applicable laws or regulations; the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to pursue a growth strategy and manage growth profitability; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; the effect of the COVID-19 pandemic on the Company and the target and their ability to enter into a definitive agreement for the transaction or to consummate the transaction; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the “SEC”) by the Company.

Additional information concerning these and other factors that may impact the Company’s expectations and projections can be found in the Company’s periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, the preliminary proxy statement filed by the Company with the SEC on September 18, 2020 wherein the Company is seeking stockholder approval to extend the date by which the Company has to consummate a business combination from October 20, 2020 until February 22, 2021 (the “Extension Proxy”), and when filed, the definitive proxy statement for such extension (the “Definitive Extension Proxy”), and in the preliminary and definitive proxy statements to be filed by the Company with the SEC regarding the transaction when available. The Company's SEC filings are available publicly on the SEC's website at www.sec.gov. The Company disclaims any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, the Company intends to file a preliminary proxy statement with the SEC and will mail a definitive proxy statement and other relevant documents to its stockholders. Investors and security holders of the Company are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with the Company's solicitation of proxies for its stockholders' meeting to be held to approve the transaction because the proxy statement will contain important information about the transaction and the parties to the transaction. The definitive proxy statement will be mailed to stockholders of the Company as of a record date to be established for voting on the transaction. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC's website at www.sec.gov or by directing a request to: AMCI Acquisition Corp., 1501 Ligonier Street, Suite 370, Latrobe, PA.

Participants in Solicitation

The Company and the target company and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in the Company of directors and officers of the Company in the Company's Extension Proxy, which was filed with the SEC on September 18, 2020, and in the Definitive Extension Proxy, when filed. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company's stockholders in connection with the proposed transaction will be set forth in the proxy statement for the proposed transaction when available. Information concerning the interests of the Company's and the target companies' participants in the solicitation, which may, in some cases, be different than those of the Company's and the target companies' stockholders generally, will be set forth in the proxy statement relating to the transaction when it becomes available.

Contacts

Sloane & Company
Dan Zacchei / Joe Germani
dzacchei@sloanepr.com / jgermani@sloanepr.com

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